United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-2677

(Investment Company Act File Number)

Federated Municipal Bond Fund, Inc.

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 03/31/20

Date of Reporting Period: 03/31/20

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2020
Share Class | Ticker	A | LMSFX	B | LMSBX	C | LMSCX
	F | LMFFX	Institutional | LMBIX

Federated Municipal Bond Fund, Inc.
Fund Established 1976

IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Municipal Bond Fund, Inc.
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from April 1, 2019 through March 31, 2020.
As we all confront the unprecedented effects of the coronavirus and the challenges it presents to our families, communities, businesses and the financial markets, I want you to know that everyone at Federated Hermes is dedicated to helping you successfully navigate the uncertainty ahead. You can count on us for the insights, investment management knowledge and client service that you have come to expect. Please refer to our website, FederatedInvestors.com, for timely updates on this and other economic and market matters.
Thank you for investing with us. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Municipal Bond Fund, Inc. (the “Fund”), based on net asset value for the 12-month reporting period ended March 31, 2020, was 3.22% for the Class A Shares, 2.45% for the Class B Shares, 2.45% for the Class C Shares, 3.12% for the Class F Shares and 3.18% for the Institutional Shares. The 3.22% total return for the Class A Shares for the reporting period consisted of 2.55% of tax-exempt dividends and reinvestments and 0.67% appreciation in the net asset value of the shares.1 The total return for the S&P Municipal Bond Index (SPMBI),2 the Fund's broad-based securities market index, was 3.78% during the same period. The total return for the S&P Municipal Bond 3-Year Plus Index (SPMBI3)3 was 4.15% during the reporting period. The total return of the Morningstar Municipal National Long Funds Average (MNLFA),4 a peer group average for the Fund, was 2.79%, during the same period. The Fund's and MNLFA's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the SPMBI or SPMBI3.
During the reporting period, the most significant factors affecting the Fund's performance relative to the SPMBI3 were: (a) the effective duration of its portfolio (which indicates the portfolio's sensitivity to changes in interest rates);5,6 (b) the allocation of the portfolio among securities of similar issuers (referred to as “sectors”); and (c) the credit quality (which is measured by credit rating) of portfolio securities.7
The following discussion focuses on the performance of the Fund's Class A Shares.
MARKET OVERVIEW
During the reporting period, 10-year Treasury yields decreased from a high of 2.60% in April 2019 to a low of 0.54% in March 2020 and averaged 1.82%.
During most of the reporting period, economic activity in the U.S. expanded at a moderate pace. The slope of the U.S. Treasury curve was unusually flat by historical standards, which in the past has often been associated with a deterioration in future macroeconomic performance.
Inflation was showing signs of picking up during the reporting period; however, it continued to run below the two percent target inflation rate of the Federal Reserve (the “Fed”). Inflation readings had been held down in 2019 due to factors such as the decline in oil prices, softer inflation abroad and appreciation in the dollar despite strengthening labor market conditions and rising input costs for industry.
Annual Shareholder Report

The Fed's decision to cut the federal funds target rate three times by ¼ percent each time during 2019 was mostly anticipated by the markets. In determining the size and timing of changes in the federal funds target rate, changes in the Federal Open Market Committee's (FOMC) indicators of maximum employment and a two percent inflation target were essential. The Fed reaffirmed that adjustments to the policy path would depend on assessments of how the economic outlook and risks to the outlook were evolving. Then, on March 3, 2020, the Fed reduced the federal funds target rate by 1/2 of a percent and then again on March 30th by one percent in reaction to global developments concerning the coronavirus pandemic and its potential impacts on the economic outlook. The FOMC's recent meeting minutes stated that the coronavirus outbreak has harmed communities and disrupted economic activity in many countries, including in the U.S. Global financial conditions have also been significantly affected.
Available economic data showed that the U.S. economy came into this challenging period on a strong footing. Given the sizeable downward revision for 2020 Gross Domestic Product (GDP) growth, Fund management is more cautious overall now on municipal credit for the intermediate-term and has shifted to an underweight on municipal high yield. That is based on our expectation that these issuers – many already facing liquidity constraints and other financial issues – may be under increasing pressure over the coming months. We believe that high-grade municipals should fare better, but will likely be affected by such a sizeable GDP reduction, as it will factor into funding sources of all issuers in the market.
We think that state and local governments will experience sizeable tax collection declines – especially from sales and income taxes – and at the same time will see increases in spending, particularly on public health. Some analysts expect state collections to decline on the order of 16%. We believe that revenues beyond taxes will decline in nearly all sectors for nearly all issuers. Of all the outstanding municipal securities, approximately 30% are general obligation (GO) bonds and 70% are revenue bonds. So, total funding shortfalls would be much higher than for GO bonds alone. State and local governments and nonprofits received some $400 billion of funding under the CARES Act signed into law by President Trump. We believe that still more may be needed—somewhere on the order of $150 billion to $300 billion for municipal market issuers.
The $150 billion that state and local governments are set to receive from the CARES Act's Coronavirus Relief Fund are meant to be used for coronavirus expense reimbursement rather than as a pure cash flow injection. Municipal issuers may also benefit from the $454 billion economic stabilization fund – anticipated to be leveraged by the Fed – established under the CARES Act. Under these provisions, the Fed is allowed, though not required, to purchase municipals directly from issuers, in the secondary market, or to make loans or loan guarantees. It does not provide free, direct funding to municipal issuers. We
Annual Shareholder Report

think that, absent support for the municipal debt market, state and local government budgets would be further stressed at the most inopportune time, particularly as revenues decline as a result of business closures and rising unemployment.
At the end of the reporting period, it remains to be seen what the Fed will do concerning intervention in the municipal market. Historically, the Fed has had an institutional bias against intervening in the municipal bond market, not only because it is difficult given the disparity of issuer, sector, pledge and rating, but also because of political independence and the effects of federal oversight of local finances. If the Fed does intervene in the market, we would anticipate at the very least minimum credit thresholds.
Credit was generally stable during most of the reporting period. The municipal bond market's technical (supply and demand) position was mostly favorable over the reporting period. The issuance of municipal debt in 2019 had been relatively comparable to previous periods, even though the ability to advance refund existing debt became disallowed. Flows from investors into intermediate, long and high-yield municipal bonds were positive for a significant portion of the reporting period but turned significantly negative once the coronavirus and its impact on the world economy became apparent.
As a result of the coronavirus pandemic, municipal credit quality is expected to be negatively impacted within every sector of the municipal bond market by the federal and state governments' decisions to bring the U.S. economy to a virtual halt. State and local governments' income and sales tax revenues will likely be reduced as a result of the layoffs and business closures throughout the country. Municipal transportation, healthcare, higher education and dedicated tax debt may be impaired to varying degrees by the virus' impacts. A large number of credit downgrades can be expected within the municipal market. However, credit defaults are not anticipated to occur to any significant degree as social distancing recommendations and business closures are expected to be curtailed as the coronavirus subsides.
DURATION
As determined at the end of the reporting period, the Fund's dollar-weighted average duration for the reporting period was 5.2 years. The Fund's average duration was neutral to the average duration of the SPMBI3 during the reporting period. Tax-exempt municipal bond yields decreased moderately over the reporting period. Yields decreased more for bonds with longer maturities as compared to shorter maturity bonds as the yield curve flattened during the reporting period. As a result of the Fund's favorable yield curve positioning in outperforming maturities of the yield curve relative to the SPMBI3, the Fund's neutral duration position resulted in a small positive impact on Fund performance over the reporting period.
Annual Shareholder Report

SeCTOR ALLOCATION
During the reporting period, the Fund's sector allocations had a negative impact on Fund performance. The Fund's exposure relative to the SPMBI3 in transportation-related debt and pre-refunded municipal bonds added positive excess return due to the outperformance of these sectors. The Fund generated negative excess returns due to its overweight position in underperforming sectors such as hospital and life care debt and public power and industrial development bonds relative to the SPMBI3.
credit QUALITY7
During the reporting period, investor appetite for lower credit quality debt waned as economic realities adjusted to the impact of the coronavirus on employment and GDP. This resulted in underperformance of bonds rated “A”, “BBB” and below investment-grade8 (or unrated bonds of comparable quality) relative to bonds rated in the higher rating categories (or unrated bonds of comparable quality) of the SPMBI3. The Fund's exposure to “BBB” and noninvestment-grade debt added negative excess return as these securities experienced spread widening (increasing yields due to declining prices) versus higher quality debt over the reporting period. The Fund's overweight position, relative to the SPMBI3, in “AA” (or unrated comparable quality) debt during the reporting period had a positive impact on the Fund's performance as bonds in this rating category outperformed the SPMBI3.
1	Income may be subject to state and local taxes. The investment adviser (“Adviser”) normally will invest the Fund's assets entirely in securities whose interest is not subject to the alternative minimum tax for individuals (AMT), such that, normally, distributions of annual interest income are exempt from the AMT (in addition to the federal regular income tax). However, in certain circumstances (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions), to pursue the Fund's investment objective, the Fund's Adviser may invest the Fund's assets in securities that may be subject to the AMT. In such circumstances, interest from the Fund's investments may be subject to the AMT.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMBI.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the SPMBI3.
4	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the MNLFA.
5	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management's Discussion of Fund Performance, duration is determined using a third-party analytical system.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

7	Credit ratings pertain only to the securities in the portfolio and do not protect Fund shares against market risk.
8	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard and Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; credit ratings of “BBB” are considered to be medium/good credit quality and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund's investment parameters. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Municipal Bond Fund, Inc. (the “Fund”) from March 31, 2010 to March 31, 2020, compared to the S&P Municipal Bond Index (SPMBI),2 S&P Municipal Bond, 3-Year Plus, Index (SPMBI3),3 and the Morningstar Municipal National Long Funds Average (MNLFA).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
■	Total returns shown for the A Shares include the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550).
■	Total returns shown for the C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 3/31/2020
(returns reflect all applicable sales charges and contingent deferred sales charge as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-1.41%	1.78%	3.37%
Class B Shares	-3.05%	1.57%	3.17%
Class C Shares	1.45%	1.93%	3.01%
Class F Shares	1.06%	2.49%	3.74%
Institutional Shares[5]	3.18%	2.72%	3.85%
SPMBI	3.78%	3.17%	4.21%
SPMBI3	4.15%	3.61%	4.79%
MNLFA	2.79%	2.88%	4.06%

Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; For Class C Shares, a 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date; For Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and the maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The SPMBI, SPMBI3 and the MNLFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.
2	The SPMBI is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the SPMBI include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The SPMBI is rebalanced monthly. The SPMBI is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Unlike the Fund, the SPMBI is unmanaged and is not affected by cash flows. It is not possible to invest directly in this index.
3	The SPMBI3 represents the portion of the SPMBI composed solely of bonds with remaining maturities of three years or more. The SPMBI3 is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. Unlike the Fund, the SPMBI3 is unmanaged and is not affected by cash flows. It is not possible to invest directly in this index.
4	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	The Fund's Institutional Shares commenced operations on July 27, 2017. For the period prior to the commencement of operations of Institutional Shares, the performance information shown for the Fund's Institutional Shares is for the Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares. The performance of Class A has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to Class A Shares that may have occurred during the periods prior to commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At March 31, 2020, the Fund's sector composition1 was as follows:
Sector Composition	Percentage of Total Net Assets
Hospital	13.4%
Toll Road	10.8%
Refunded	9.3%
Water & Sewer	8.7%
General Obligation—State	6.7%
Dedicated Tax	6.4%
Public Power	6.3%
General Obligation—Local	5.1%
Higher Education	5.1%
Airport	4.4%
Other[2]	22.7%
Other Assets and Liabilities—Net[3]	1.1%
TOTAL	100.0%
1	Sector classifications, and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. Pre-refunded securities are those whose debt service is paid from escrowed assets, usually U.S. government securities.
2	For purposes of this table, sector classifications constitute 76.2% of the Fund's total net assets. Remaining sectors have been aggregated under the designation “Other.”
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2020
Principal Amount			Value
		MUNICIPAL BONDS—97.7%
		Alabama—1.6%
$1,000,000		Birmingham, AL Waterworks Board, Senior Revenue Refunding Bonds (Series 2016-B), 5.000%, 1/1/2039	$1,216,050
2,000,000		Birmingham, AL Waterworks Board, Subordinate Revenue Refunding Bonds (Series 2016-B), 4.000%, 1/1/2043	2,176,200
1,250,000		Selma, AL IDB (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2010A), 5.800%, 5/1/2034	1,251,912
395,000	[1]	Tuscaloosa County, AL IDA (Hunt Refining Co.), Gulf Opportunity Zone Refunding Bonds (Series 2019A), 5.250%, 5/1/2044	379,836
		TOTAL	5,023,998
		Arizona—4.0%
3,000,000		Arizona Board of Regents (Arizona State University), (Series 2016B), 5.000%, 7/1/2047	3,519,570
3,000,000		Arizona Board of Regents (Arizona State University), System Revenue & Refunding Bonds (Series 2015A Green Bonds), 5.000%, 7/1/2041	3,460,950
1,740,000		Phoenix, AZ IDA (GreatHearts Academies), Education Facility Revenue Bonds (Series 2014A), 5.000%, 7/1/2044	1,835,352
2,000,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Bonds (Series 2019A), 5.000%, 1/1/2035	2,589,700
1,000,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Refunding Bonds (Series 2017A), 5.000%, 1/1/2038	1,229,610
		TOTAL	12,635,182
		California—6.0%
1,500,000	[2]	Bay Area Toll Authority, CA, San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2001A) FRNs, 5.960% (SIFMA 7-day +1.250%), Mandatory Tender 4/1/2027	1,570,740
2,000,000		California Health Facilities Financing Authority (Providence St. Joseph Health), Revenue Bonds (Series 2014B), 5.000%, 10/1/2044	2,294,700
1,000,000		California Health Facilities Financing Authority (Stanford Health Care), Revenue Bonds (Series 2015A), 5.000%, 8/15/2054	1,139,640
2,000,000		Los Angeles Department of Water & Power (Los Angeles, CA Department of Water & Power (Water Works/System)), Water System Revenue Bonds (Series 2013B), 5.000%, 7/1/2033	2,231,500
1,000,000		Los Angeles, CA Department of Airports (Los Angeles International Airport), Subordinate Revenue Bonds (Series 2018A), 5.000%, 5/15/2044	1,163,300
3,000,000		Roseville, CA Natural Gas Financing Authority, Gas Revenue Bonds (Series 2007), (Bank of America Corp. GTD), 5.000%, 2/15/2025	3,349,530
2,000,000		San Diego, CA Unified School District, UT GO Bonds (Election 2012 Series-I), 5.000%, 7/1/2047	2,377,120
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Principal Amount		Value
	MUNICIPAL BONDS—continued
	California—continued
$2,000,000	San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2019A), 5.000%, 5/1/2035	$2,369,980
2,000,000	San Francisco, CA Public Utilities Commission (Water Enterprise), Water Revenue Bonds (Series 2017 Sub-Series D), 5.000%, 11/1/2034	2,427,020
	TOTAL	18,923,530
	Colorado—3.3%
1,000,000	Colorado State Health Facilities Authority Revenue (CommonSpirit Health), Revenue Bonds (Series 2019A-1), 5.000%, 8/1/2036	1,096,340
1,000,000	Denver, CO City & County Department of Aviation (Denver, CO City & County Airport Authority), Airport System Revenue Bonds (Series 2018A), 5.000%, 12/1/2048	1,148,610
2,000,000	Denver, CO Convention Center Hotel Authority, Senior Revenue Refunding Bonds (Series 2016), 5.000%, 12/1/2027	2,087,980
2,500,000	University of Colorado (The Regents of), University Enterprise Revenue Bonds (Series 2011A), (United States Treasury PRF 6/1/2021@100), 5.250%, 6/1/2036	2,622,000
3,250,000	University of Colorado Hospital Authority, Revenue Bonds (Series 2012A), 5.000%, 11/15/2036	3,519,588
	TOTAL	10,474,518
	Connecticut—1.4%
3,000,000	Connecticut State HEFA (Trinity Healthcare Credit Group), Revenue Bonds (Series 2016CT), 5.000%, 12/1/2045	3,406,260
1,000,000	Connecticut State Special Transportation Fund, Special Tax Obligation Bonds Transportation Infrastructure Purpose (Series 2018B), 5.000%, 10/1/2036	1,191,900
	TOTAL	4,598,160
	Delaware—0.8%
2,380,000	Delaware Economic Development Authority (Delmarva Power and Light Co.), Gas Facilities Refunding Bonds, 5.400%, 2/1/2031	2,404,038
	District of Columbia—3.4%
2,500,000	District of Columbia (KIPP DC), Refunding Revenue Bonds (Series 2017A), 5.000%, 7/1/2048	2,696,550
1,200,000	District of Columbia Revenue (District of Columbia International School), Revenue Bonds (Series 2019), 5.000%, 7/1/2049	1,363,680
1,800,000	District of Columbia Revenue (Friendship Public Charter School, Inc.), Revenue Bonds (Series 2016A), 5.000%, 6/1/2041	1,936,854
15,000	District of Columbia Revenue (Georgetown University), University Refunding Revenue Bonds (Series 2017), (United States Treasury PRF 4/1/2027@100), 5.000%, 4/1/2036	18,666
985,000	District of Columbia Revenue (Georgetown University), University Refunding Revenue Bonds (Series 2017), 5.000%, 4/1/2036	1,124,299
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	District of Columbia—continued
$3,000,000	District of Columbia Water & Sewer Authority, Public Utility Subordinate Lien Revenue Refunding Bonds (Series 2016A), 5.000%, 10/1/2039	$3,535,230
	TOTAL	10,675,279
	Florida—10.2%
1,500,000	Broward County, FL Airport System, Airport System Revenue Bonds (Series 2012Q-1), (United States Treasury PRF 10/1/2022@100), 5.000%, 10/1/2037	1,639,815
1,000,000	Central Florida Expressway Authority, Senior Lien Revenue Refunding Bonds (Series 2017), 5.000%, 7/1/2038	1,208,810
1,000,000	Florida State Mid-Bay Authority, First Senior Lien Revenue Bonds (Series 2015A), 5.000%, 10/1/2035	1,074,710
2,000,000	Greater Orlando, FL Aviation Authority, Subordinate Airport Facilities Revenue Bonds (Series 2017A), 5.000%, 10/1/2036	2,294,060
3,500,000	Miami Beach, FL Resort Tax, Revenue Bonds (Series 2015), 5.000%, 9/1/2040	4,041,205
1,000,000	Miami-Dade County, FL (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.750%, 10/1/2030	1,139,570
1,000,000	Miami-Dade County, FL (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.750%, 10/1/2032	1,139,940
2,000,000	Miami-Dade County, FL Aviation, Aviation Revenue Refunding Bonds (Series 2015A), 5.000%, 10/1/2038	2,226,320
2,000,000	Miami-Dade County, FL Expressway Authority, Toll System Refunding Revenue Bonds (Series 2016A), 5.000%, 7/1/2032	2,356,700
1,250,000	Miami-Dade County, FL Expressway Authority, Toll System Revenue Bonds (Series 2010), (Original Issue Yield: 5.100%), 5.000%, 7/1/2040	1,261,188
1,500,000	Miami-Dade County, FL HFA (Nicklaus Children's Hospital), Hospital Revenue Refunding Bonds (Series 2017), 5.000%, 8/1/2042	1,773,750
1,000,000	Miami-Dade County, FL IDA (Doral Academy), Industrial Development Revenue Bonds (Series 2017), 5.000%, 1/15/2048	1,053,990
2,875,000	Miami-Dade County, FL Transit System, Sales Surtax Revenue Bonds (Series 2012), 5.000%, 7/1/2042	3,058,252
4,105,000	Orlando & Orange County Expressway Authority, FL, Revenue Bonds (Series 2010A), (United States Treasury PRF 7/1/2020@100), 5.000%, 7/1/2035	4,143,505
2,000,000	St. Johns County, FL IDA (Presbyterian Retirement Communities ), Revenue Bonds (Series 2010A), (Original Issue Yield: 5.980%), (United States Treasury PRF 8/1/2020@100), 5.875%, 8/1/2040	2,029,160
1,500,000	Tallahassee, FL Energy System, Revenue Refunding Bonds (Series 2017), 5.000%, 10/1/2036	1,752,150
	TOTAL	32,193,125
	Georgia—3.2%
3,000,000	Atlanta, GA Water & Wastewater, Revenue Refunding Bonds (Series 2015), 5.000%, 11/1/2040	3,469,590
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Georgia—continued
$3,000,000		Georgia State, GO Bonds (Series 2017A-2), 5.000%, 2/1/2033	$3,687,780
3,000,000	[2]	Main Street Natural Gas, Inc., GA, Gas Supply Revenue Bonds (Series 2018D) FRNs, (Royal Bank of Canada GTD), 1.890% (1-month USLIBOR x 0.67 +0.830%), Mandatory Tender 12/1/2023	2,992,380
		TOTAL	10,149,750
		Illinois—4.6%
310,000		Chicago, IL O'Hare International Airport, General Airport Senior Lien Revenue Refunding Bonds (Series 2016B), 5.000%, 1/1/2041	344,050
1,875,000		Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011C), (United States Treasury PRF 1/1/2021@100), 6.500%, 1/1/2041	1,948,950
2,000,000		Chicago, IL O'Hare International Airport, Passenger Facility Charge Revenue Refunding Bonds (Series 2012A), 5.000%, 1/1/2031	2,099,540
1,500,000		Chicago, IL Sales Tax, Revenue Bonds (Series 2011A), (United States Treasury PRF 1/1/2022@100), 5.250%, 1/1/2038	1,607,400
750,000		Chicago, IL Water Revenue, Second Lien Water Revenue Bonds (Series 2014), 5.000%, 11/1/2044	827,595
3,000,000		Illinois Finance Authority (Northwestern Memorial Healthcare), Revenue Bonds (Series 2017A), 5.000%, 7/15/2042	3,595,380
1,000,000		Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds (Series 2019 A), 4.000%, 1/1/2039	1,103,320
2,000,000		Illinois State, UT GO Bonds (Series 2017D), 5.000%, 11/1/2026	2,099,880
1,000,000		Illinois State, UT GO Bonds (Series June 2013), (Original Issue Yield: 5.280%), 5.250%, 7/1/2028	1,027,590
		TOTAL	14,653,705
		Indiana—0.9%
1,155,000		Indiana Municipal Power Agency, Power Supply System Refunding Revenue Bonds (Series 2012A), 5.000%, 1/1/2028	1,246,892
1,300,000		Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), (United States Treasury PRF 7/1/2023@100), 5.250%, 1/1/2030	1,464,502
		TOTAL	2,711,394
		Maryland—0.3%
1,000,000		Rockville, MD Mayor & City Council Economic Development Revenue (Ingleside at King Farm), (Series 2017B), 5.000%, 11/1/2042	987,960
		Massachusetts—4.1%
3,000,000		Commonwealth of Massachusetts, UT GO Bonds (Series 2018C), 5.250%, 9/1/2043	3,728,340
3,000,000		Massachusetts Port Authority, Revenue Bonds (Series 2015A), 5.000%, 7/1/2045	3,415,170
1,000,000		Massachusetts School Building Authority, Senior Dedicated Sales Tax Bonds (Series 2011B), (United States Treasury PRF 10/15/2021@100), 5.250%, 10/15/2035	1,062,720
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Massachusetts—continued
$2,000,000		Massachusetts School Building Authority, Subordinated Dedicated Sales Tax Revenue Bonds (Series 2018A), 5.250%, 2/15/2048	$2,448,140
2,000,000		Massachusetts Water Resources Authority, General Revenue Refunding Bonds (Series 2017C), 5.000%, 8/1/2032	2,460,040
		TOTAL	13,114,410
		Michigan—1.8%
1,000,000		Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Sewage Disposal System), Senior Lien Revenue Bonds (Series 2014 C-3), (Assured Guaranty Municipal Corp. INS), 5.000%, 7/1/2033	1,131,060
1,000,000		Michigan State Finance Authority Revenue (Great Lakes, MI Water Authority Water Supply System), Local Government Loan Program Revenue Refunding Bonds (Series 2015D-1), 5.000%, 7/1/2034	1,107,740
2,000,000		Michigan Strategic Fund (I-75 Improvement Project), Limited Obligation Revenue Bonds (Series 2018), 5.000%, 12/31/2043	2,390,520
1,000,000		Royal Oak, MI Hospital Finance Authority (Beaumont Health Credit Group), Refunding Revenue Bonds (Series 2014D), 5.000%, 9/1/2039	1,115,150
		TOTAL	5,744,470
		Minnesota—0.3%
1,000,000		University of Minnesota (The Regents of), GO Bonds (Series 2011A), (United States Treasury PRF 12/1/2020@100), 5.250%, 12/1/2030	1,025,470
		Mississippi—0.3%
940,000		Warren County, MS Gulf Opportunity Zone (International Paper Co.), Gulf Opportunity Zone Bonds (Series 2011A), 5.375%, 12/1/2035	962,842
		Nebraska—0.7%
2,000,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3) (Series 2012), (Original Issue Yield: 5.050%), (Goldman Sachs Group, Inc. GTD), 5.000%, 9/1/2042	2,143,120
		Nevada—0.9%
2,000,000		Clark County, NV, Limited Tax GO Detention Center Bonds (Series 2019), 5.000%, 6/1/2032	2,577,540
305,000	[1]	Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada CS), Charter School Revenue Bonds (Series 2017A), 5.000%, 7/15/2047	291,855
		TOTAL	2,869,395
		New Jersey—6.3%
155,000		New Jersey EDA (New Jersey State), School Facilities Construction Bonds (Series 2015 WW), (United States Treasury PRF 6/15/2025@100), 5.250%, 6/15/2040	186,481
2,725,000		New Jersey EDA (New Jersey State), School Facilities Construction Bonds (Series 2015 WW), 5.250%, 6/15/2040	2,850,350
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		New Jersey—continued
$665,000		New Jersey EDA (Port Newark Container Terminal LLC), Special Facilities Revenue and Refunding Bonds (Series 2017), 5.000%, 10/1/2047	$705,498
1,250,000		New Jersey Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group), Revenue Bonds (Series 2014A), 5.000%, 7/1/2043	1,373,425
3,000,000		New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2011A), (United States Treasury PRF 6/15/2021@100), 5.500%, 6/15/2041	3,158,340
1,500,000		New Jersey State Transportation Trust Fund Authority (New Jersey State), Transportation System Bonds (Series 2018A), 5.000%, 12/15/2035	1,597,950
2,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2015E), 5.000%, 1/1/2034	2,263,240
1,000,000		New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2017A), 5.000%, 1/1/2029	1,191,170
2,000,000		Rutgers, The State University of New Jersey, GO Refunding Bonds (Series 2013J), (United States Treasury PRF 5/1/2023@100), 5.000%, 5/1/2030	2,234,960
4,700,000		Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Subordinate Refunding Bonds (Series 2018B), 5.000%, 6/1/2046	4,517,405
		TOTAL	20,078,819
		New Mexico—0.8%
2,175,000		New Mexico State Hospital Equipment Loan Council (Presbyterian Healthcare Services), Hospital System Revenue Bonds (Series 2017A), 5.000%, 8/1/2046	2,569,371
		New York—9.4%
1,000,000		Hudson Yards Infrastructure Corp., NY, Second Indenture Revenue Bonds (Series 2017A), 5.000%, 2/15/2045	1,177,500
2,000,000		Long Island Power Authority, NY, Electric System General Revenue Bonds (Series 2014A), 5.000%, 9/1/2044	2,220,440
3,000,000		Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Revenue Bonds (Series 2015A), 5.000%, 11/15/2045	3,231,660
3,000,000	[1,2]	Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Trust Receipts/Certificates (Series 2019-FG0227) MUNINVs, (Assured Guaranty Municipal Corp. INS), 1.667%, 11/15/2046	3,231,000
3,000,000		New York City, NY, Transitional Finance Authority, Building Aid Revenue Bonds (Series 2015S-2), 5.000%, 7/15/2041	3,437,940
3,255,000		New York City, NY, UT GO Bonds (Fiscal 2016 Series C), 5.000%, 8/1/2033	3,829,345
300,000		New York City, NY, UT GO Bonds (Fiscal 2016 Series E), 5.000%, 8/1/2032	358,059
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	New York—continued
$2,470,000	New York Liberty Development Corporation (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 2), 5.000%, 9/15/2043	$2,631,785
400,000	New York Liberty Development Corporation (7 World Trade Center LLC), Revenue Refunding Bonds (Series 2012 Class 3), 5.000%, 3/15/2044	422,160
2,000,000	New York State Dormitory Authority (New York State Personal Income Tax Revenue Bond Fund), General Purpose Revenue Bonds (Series 2016A), 5.000%, 2/15/2043	2,318,500
2,000,000	New York State Dormitory Authority (New York State Sales Tax Revenue Bond Fund), Revenue Bonds (Series 2018C), 5.000%, 3/15/2038	2,445,520
2,000,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations (Series 2019B), 4.000%, 1/1/2045	2,187,680
1,930,000	Port Authority of New York and New Jersey, Revenue Bonds (194th Series ), 5.000%, 10/15/2041	2,186,728
	TOTAL	29,678,317
	North Carolina—0.6%
1,000,000	North Carolina Medical Care Commission (United Methodist Retirement Homes), Revenue Refunding Bonds (Series 2017A), 5.000%, 10/1/2042	1,025,070
1,000,000	North Carolina Medical Care Commission (United Methodist Retirement Homes), Revenue Refunding Bonds (Series 2017A), 5.000%, 10/1/2047	1,019,430
	TOTAL	2,044,500
	Ohio—4.4%
1,000,000	Cincinnati, OH, UT GO Various Purpose Improvement Bonds (Series 2019), 5.000%, 12/1/2032	1,303,760
2,180,000	Cuyahoga County, OH Hospital Authority (MetroHealth System), Hospital Revenue Bonds (Series 2017), (Original Issue Yield: 5.030%), 5.000%, 2/15/2057	2,249,913
1,500,000	Ohio Air Quality Development Authority (Pratt Paper, LLC), Exempt Facilities Revenue Bonds (Series 2017), 4.500%, 1/15/2048	1,362,840
2,000,000	Ohio State Higher Educational Facility Commission (Cleveland Clinic), Revenue Bonds (Series 2012), (United States Treasury PRF 1/1/2022@100), 5.000%, 1/1/2038	2,134,580
3,000,000	Ohio State Treasurer Private Activity (Portsmouth Gateway Group LLC), Revenue Bonds (Series 2015), 5.000%, 12/31/2039	3,366,660
1,000,000	Ohio State University, Special Purpose General Receipts Bonds (Series 2013A), 5.000%, 6/1/2038	1,101,430
2,000,000	Ohio State, Common Schools UT GO Bonds (Series 2019A), 5.000%, 6/15/2036	2,536,460
	TOTAL	14,055,643
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	Oklahoma—1.7%
$2,000,000	Oklahoma Development Finance Authority (OU Medicine), Hospital Revenue Bonds (Series 2018B), 5.500%, 8/15/2057	$2,241,380
2,795,000	Oklahoma State Turnpike Authority, Second Senior Revenue Bonds (Series 2017C), 5.000%, 1/1/2047	3,196,921
	TOTAL	5,438,301
	Pennsylvania—8.6%
1,000,000	Allegheny County, PA Sanitation Authority, Sewer Revenue Bonds (Series 2015), 5.000%, 12/1/2040	1,143,580
450,000	Berks County, PA IDA (Highlands at Wyomissing), Healthcare Facilities Revenue Bonds (Series 2017A), 5.000%, 5/15/2032	471,933
500,000	Berks County, PA IDA (Highlands at Wyomissing), Healthcare Facilities Revenue Bonds (Series 2017A), 5.000%, 5/15/2042	513,525
1,500,000	Delaware River Joint Toll Bridge Commission, Revenue Bonds (Series 2017), 5.000%, 7/1/2042	1,806,600
2,000,000	Delaware River Port Authority, Revenue Bonds (Series 2013), 5.000%, 1/1/2030	2,251,620
2,000,000	Geisinger Authority, PA Health System (Geisinger Health System), Revenue Refunding Bonds (Series 2017A-1), 5.000%, 2/15/2045	2,341,100
1,000,000	Lancaster County, PA Hospital Authority (Brethren Village), Revenue Bonds (Series 2017), 5.125%, 7/1/2037	911,690
1,000,000	Lancaster County, PA Hospital Authority (Brethren Village), Revenue Bonds (Series 2017), 5.250%, 7/1/2041	904,940
2,000,000	Northampton County, PA General Purpose Authority (St. Luke's University Health Network), Hospital Revenue Bonds (Series 2018A), (Original Issue Yield: 4.090%), 4.000%, 8/15/2048	2,187,320
2,970,000	Pennsylvania Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement), Tax-Exempt Private Activity Revenue Bonds (Series 2015), 5.000%, 12/31/2034	3,243,567
3,000,000	Pennsylvania State Higher Education Facilities Authority (Temple University), Revenue Bonds (First Series of 2012), 5.000%, 4/1/2042	3,186,870
2,000,000	Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania Health System), 4.000%, 8/15/2042	2,163,960
1,000,000	Pennsylvania State Higher Education Facilities Authority (University of Pennsylvania), Revenue Bonds (Series 2018A), 5.000%, 2/15/2048	1,190,100
2,000,000	Pennsylvania State University, Revenue Bonds (Series 2020A), 5.000%, 9/1/2045	2,494,640
2,000,000	Philadelphia, PA, GO Bonds (Series 2019B), 5.000%, 2/1/2037	2,501,940
	TOTAL	27,313,385
	South Carolina—1.5%
2,000,000	Greenville, SC Health System, Hospital Revenue Bonds (Series 2014B), 5.000%, 5/1/2034	2,234,700
615,000	Greenville, SC Health System, Hospital Revenue Bonds (Series 2014B), 5.000%, 5/1/2039	680,903
Annual Shareholder Report

Principal Amount		Value
	MUNICIPAL BONDS—continued
	South Carolina—continued
$1,500,000	South Carolina Jobs-EDA (Prisma Health Obligated Group), Hospital Revenue Bonds (Series 2018A), 5.000%, 5/1/2048	$1,744,935
	TOTAL	4,660,538
	Tennessee—0.5%
1,335,000	Metropolitan Government of Nashville & Davidson County, TN Health & Educational Facilities Board (Vanderbilt University Medical Center), Revenue Bonds (Series 2016A), 5.000%, 7/1/2046	1,447,901
	Texas—7.3%
1,500,000	Bexar County, TX, Limited Tax Refunding Bonds (Series 2017), 5.000%, 6/15/2031	1,801,785
2,225,000	Dallas, TX Area Rapid Transit, Senior Lien Sales Tax Revenue Refunding Bonds (Series 2016A), 5.000%, 12/1/2048	2,598,533
2,000,000	Harris County, TX Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Hospital Revenue Bonds (Series 2014A), (United States Treasury PRF 12/1/2024@100), 5.000%, 12/1/2029	2,345,680
2,000,000	Houston, TX Combined Utility System, First Lien Revenue & Refunding Bonds (Series 2016B), 4.000%, 11/15/2037	2,226,240
2,500,000	North Texas Tollway Authority, First Tier Revenue Refunding Bonds (Series 2011B), (Original Issue Yield: 5.120%), 5.000%, 1/1/2038	2,565,475
1,180,000	Port of Houston Authority, TX, UT GO Refunding Bonds (Series 2018A), 5.000%, 10/1/2031	1,475,566
1,500,000	San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (New Series 2015), 5.000%, 2/1/2032	1,778,370
2,000,000	San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (Series 2016), 4.000%, 2/1/2034	2,162,880
2,030,000	Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Senior Lien Revenue Bonds (Series 2006A), (Bank of America Corp. GTD), 5.250%, 12/15/2026	2,356,201
3,000,000	Trinity River Authority Texas Regional Wastewater System, Revenue Refunding Bonds (Series 2016), 5.000%, 8/1/2026	3,660,960
	TOTAL	22,971,690
	Utah—0.7%
2,000,000	Salt Lake City, UT Airport Revenue, Airport Revenue Bonds (Series 2018A), 5.000%, 7/1/2048	2,253,300
	Virginia—1.0%
1,200,000	Chesapeake Bay Bridge & Tunnel District, VA, First Tier General Resolution Revenue Bonds (Series 2016), 5.000%, 7/1/2051	1,309,056
1,500,000	Hampton Roads, VA Sanitation District, Subordinate Wastewater Revenue Bonds (Series 2016A), (United States Treasury PRF 8/1/2026@100), 5.000%, 8/1/2043	1,846,455
	TOTAL	3,155,511
Annual Shareholder Report

Principal Amount			Value
		MUNICIPAL BONDS—continued
		Washington—5.3%
$2,570,000		Energy Northwest, WA, Project 3 Electric Revenue Refunding Bonds (Series 2014-C), 5.000%, 7/1/2028	$2,938,538
2,000,000		Port of Seattle, WA Revenue, Intermediate Lien Revenue Bonds (Series 2018A), 5.000%, 5/1/2043	2,243,060
1,875,000	[1,2]	Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226A) MUNINVs, 1.678%, 1/1/2046	2,216,156
1,680,000	[1,2]	Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226B) MUNINVs, 1.677%, 1/1/2047	1,981,358
2,000,000		Washington State Convention Center Public Facilities District, Revenue Bonds (Series 2018), 5.000%, 7/1/2058	2,373,400
1,250,000		Washington State Health Care Facilities Authority (Providence St. Joseph Health), Health Care Facilities Revenue Bonds (Series 2014C), 5.000%, 10/1/2044	1,426,013
3,000,000		Washington State, UT GO Bonds (Series 2015A-1), 5.000%, 8/1/2040	3,483,960
		TOTAL	16,662,485
		West Virginia—0.8%
2,000,000		West Virginia State, GO State Road Bonds (Series 2019A), 5.000%, 12/1/2036	2,525,440
		Wisconsin—1.0%
800,000		Wisconsin State HEFA (ProHealth Care, Inc.), Revenue Refunding Bonds (Series 2015), 5.000%, 8/15/2039	887,864
2,000,000		Wisconsin State, UT GO Bonds (Series 2018A), 4.000%, 5/1/2034	2,269,460
		TOTAL	3,157,324
		TOTAL MUNICIPAL BONDS (IDENTIFIED COST $297,546,898)	309,302,871
	[2]	SHORT-TERM MUNICIPALS—1.2%
		Alabama—0.9%
150,000		Mobile, AL IDB (Alabama Power Co.), (Series 2001-A) Daily VRDNs, 0.900%, 4/1/2020	150,000
2,750,000		West Jefferson, AL IDB Solid Waste Disposal (Alabama Power Co.), (Series 2008) Daily VRDNs, 0.900%, 4/1/2020	2,750,000
		TOTAL	2,900,000
		Michigan—0.1%
100,000		Michigan State Housing Development Authority, (Series 2008A) Daily VRDNs, (JPMorgan Chase Bank, N.A. LIQ), 0.900%, 4/1/2020	100,000
100,000		Michigan State Strategic Fund (Henry Ford Museum & Greenfield Village) Daily VRDNs, (Comerica Bank LOC), 0.850%, 4/1/2020	100,000
		TOTAL	200,000
		Ohio—0.1%
600,000		Ohio State Higher Educational Facility Commission (Cleveland Clinic), (Series 2008 B-4) Daily VRDNs, (Barclays Bank plc LIQ), 0.850%, 4/1/2020	600,000
Annual Shareholder Report

Principal Amount			Value
	[2]	SHORT-TERM MUNICIPALS—continued
		Pennsylvania—0.1%
$300,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority (Children's Hospital of Philadelphia), (Series 2002-B) Daily VRDNs, (Wells Fargo Bank, N.A. LIQ), 0.750%, 4/1/2020	$300,000
		TOTAL SHORT-TERM MUNICIPALS (IDENTIFIED COST $4,000,000)	4,000,000
		TOTAL INVESTMENT IN SECURITIES—98.9% (IDENTIFIED COST $301,546,898)[3]	313,302,871
		OTHER ASSETS AND LIABILITIES - NET—1.1%[4]	3,341,866
		TOTAL NET ASSETS—100%	$316,644,737
Securities that are subject to the federal alternative minimum tax (AMT) represent 8.9% of the Fund's portfolio as calculated based upon total market value (unaudited).
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2020, these restricted securities amounted to $8,100,205, which represented 2.6% of total net assets.
2	Current rate and current maturity or next reset date shown for floating rate notes and variable rate notes/demand instruments. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
3	Also represents cost for federal tax purposes.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2020.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of March 31, 2020, all investments of the Fund utilized Level 2 inputs in valuing the Fund's assets carried at fair value.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
EDA	—Economic Development Authority
FRNs	—Floating Rate Notes
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFA	—Housing Finance Authority
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
INS	—Insured
LIBOR	—London Interbank Offered Rate
LIQ	—Liquidity Agreement
LOC	—Letter of Credit
MUNINVs	—Municipal Inverse Floater
PRF	—Pre-refunded
SIFMA	—Securities Industry and Financial Markets Association
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.45	$10.35	$10.38	$10.68	$10.66
Income From Investment Operations:
Net investment income[1]	0.27	0.29	0.30	0.33	0.33
Net realized and unrealized gain (loss)	0.07	0.15	(0.03)	(0.31)	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.34	0.44	0.27	0.02	0.34
Less Distributions:
Distributions from net investment income	(0.27)	(0.29)	(0.30)	(0.32)	(0.32)
Distributions from net realized gain	(0.06)	(0.05)	—	—	—
TOTAL DISTRIBUTIONS	(0.33)	(0.34)	(0.30)	(0.32)	(0.32)
Net Asset Value, End of Period	$10.46	$10.45	$10.35	$10.38	$10.68
Total Return[2]	3.22%	4.38%	2.62%	0.13%	3.31%
Ratios to Average Net Assets:
Net expenses	0.83%[3]	0.84%[3]	0.85%	0.87%	0.87%
Net investment income	2.52%	2.84%	2.87%	3.06%	3.10%
Expense waiver/reimbursement[4]	0.11%	0.12%	0.10%	0.07%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$264,084	$276,117	$302,904	$304,271	$331,876
Portfolio turnover	9%	21%	26%	14%	25%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.83% and 0.84% for the years ended March 30, 2020 and 2019, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.46	$10.36	$10.38	$10.69	$10.66
Income From Investment Operations:
Net investment income[1]	0.19	0.21	0.22	0.24	0.24
Net realized and unrealized gain (loss)	0.07	0.15	(0.02)	(0.32)	0.03
TOTAL FROM INVESTMENT OPERATIONS	0.26	0.36	0.20	(0.08)	0.27
Less Distributions:
Distributions from net investment income	(0.19)	(0.21)	(0.22)	(0.23)	(0.24)
Distributions from net realized gain	(0.06)	(0.05)	—	—	—
TOTAL DISTRIBUTIONS	(0.25)	(0.26)	(0.22)	(0.23)	(0.24)
Net Asset Value, End of Period	$10.47	$10.46	$10.36	$10.38	$10.69
Total Return[2]	2.45%	3.61%	1.92%	(0.80)%	2.54%
Ratios to Average Net Assets:
Net expenses	1.58%[3]	1.59%[3]	1.62%	1.68%	1.69%
Net investment income	1.78%	2.09%	2.09%	2.25%	2.28%
Expense waiver/reimbursement[4]	0.11%	0.12%	0.08%	0.01%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,302	$3,499	$4,599	$4,061	$5,732
Portfolio turnover	9%	21%	26%	14%	25%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.58% and 1.59% for the years ended March 30, 2020 and 2019, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.46	$10.35	$10.39	$10.69	$10.66
Income From Investment Operations:
Net investment income[1]	0.19	0.21	0.22	0.24	0.24
Net realized and unrealized gain (loss)	0.07	0.16	(0.04)	(0.31)	0.03
TOTAL FROM INVESTMENT OPERATIONS	0.26	0.37	0.18	(0.07)	0.27
Less Distributions:
Distributions from net investment income	(0.19)	(0.21)	(0.22)	(0.23)	(0.24)
Distributions from net realized gain	(0.06)	(0.05)	—	—	—
TOTAL DISTRIBUTIONS	(0.25)	(0.26)	(0.22)	(0.23)	(0.24)
Net Asset Value, End of Period	$10.47	$10.46	$10.35	$10.39	$10.69
Total Return[2]	2.45%	3.71%	1.73%	(0.71)%	2.54%
Ratios to Average Net Assets:
Net expenses	1.58%[3]	1.59%[3]	1.62%	1.68%	1.69%
Net investment income	1.77%	2.09%	2.09%	2.25%	2.28%
Expense waiver/reimbursement[4]	0.11%	0.12%	0.08%	0.01%	0.00%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$8,039	$8,675	$14,188	$17,548	$20,372
Portfolio turnover	9%	21%	26%	14%	25%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.58% and 1.59% for the years ended March 30, 2020 and 2019, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
5	Represents less than 0.01%.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$10.45	$10.34	$10.37	$10.68	$10.66
Income From Investment Operations:
Net investment income[1]	0.27	0.29	0.30	0.32	0.33
Net realized and unrealized gain (loss)	0.06	0.16	(0.03)	(0.31)	0.01
TOTAL FROM INVESTMENT OPERATIONS	0.33	0.45	0.27	0.01	0.34
Less Distributions:
Distributions from net investment income	(0.27)	(0.29)	(0.30)	(0.32)	(0.32)
Distributions from net realized gain	(0.06)	(0.05)	—	—	—
TOTAL DISTRIBUTIONS	(0.33)	(0.34)	(0.30)	(0.32)	(0.32)
Net Asset Value, End of Period	$10.45	$10.45	$10.34	$10.37	$10.68
Total Return[2]	3.12%	4.49%	2.62%	0.03%	3.31%
Ratios to Average Net Assets:
Net expenses	0.83%[3]	0.84%[3]	0.85%	0.87%	0.87%
Net investment income	2.52%	2.84%	2.87%	3.06%	3.09%
Expense waiver/reimbursement[4]	0.11%	0.12%	0.10%	0.07%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$29,037	$26,586	$27,081	$27,604	$24,558
Portfolio turnover	9%	21%	26%	14%	25%
1	Per share number has been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.83% and 0.84% for the years ended March 31, 2020 and 2019, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended March 31	2020	2019	Period Ended 3/31/2018[1]
Net Asset Value, Beginning of Period	$10.44	$10.34	$10.52
Income From Investment Operations:
Net investment income[2]	0.29	0.32	0.22
Net realized and unrealized gain (loss)	0.05	0.15	(0.21)
TOTAL FROM INVESTMENT OPERATIONS	0.34	0.47	0.01
Less Distributions:
Distributions from net investment income	(0.30)	(0.32)	(0.19)
Distributions from net realized gain	(0.06)	(0.05)	—
TOTAL DISTRIBUTIONS	(0.36)	(0.37)	(0.19)
Net Asset Value, End of Period	$10.42	$10.44	$10.34
Total Return[3]	3.18%	4.65%	0.10%
Ratios to Average Net Assets:
Net expenses	0.58%[4]	0.59%[4]	0.59%[5]
Net investment income	2.75%	3.09%	3.10%[5]
Expense waiver/reimbursement[6]	0.11%	0.12%	0.12%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$13,182	$8,388	$2,150
Portfolio turnover	9%	21%	26%[7]
1	Reflects operations for the period July 27, 2017 (date of initial investment) to March 31, 2018.
2	Per share number has been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.58% and 0.59% for the years ended March 30, 2020 and 2019, respectively, after taking into account these expense reductions.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended March 31, 2018.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
March 31, 2020
Assets:
Investment in securities, at value (identified cost $301,546,898)		$313,302,871
Cash		87,541
Income receivable		3,790,069
Receivable for shares sold		159,780
TOTAL ASSETS		317,340,261
Liabilities:
Payable for shares redeemed	$344,769
Income distribution payable	72,780
Payable for portfolio accounting fees	109,746
Payable for other service fees (Notes 2 and 5)	91,538
Payable for transfer agent fees	30,761
Payable for distribution services fee (Note 5)	7,068
Payable for investment adviser fee (Note 5)	2,969
Payable for administrative fee (Note 5)	1,412
Accrued expenses (Note 5)	34,481
TOTAL LIABILITIES		695,524
Net assets for 30,281,611 shares outstanding		$316,644,737
Net Assets Consists of:
Paid-in capital		$305,175,943
Total distributable earnings (loss)		11,468,794
TOTAL NET ASSETS		$316,644,737
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($264,084,199 ÷ 25,250,899 shares outstanding) $0.01 par value, 250,000,000 shares authorized	$10.46
Offering price per share (100/95.50 of $10.46)	$10.95
Redemption proceeds per share	$10.46
Class B Shares:
Net asset value per share ($2,302,358 ÷ 219,867 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.47
Offering price per share	$10.47
Redemption proceeds per share (94.50/100 of $10.47)	$9.89
Class C Shares:
Net asset value per share ($8,038,713 ÷ 767,955 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.47
Offering price per share	$10.47
Redemption proceeds per share (99.00/100 of $10.47)	$10.37
Class F Shares:
Net asset value per share ($29,037,142 ÷ 2,777,509 shares outstanding) $0.01 par value, 50,000,000 shares authorized	$10.45
Offering price per share (100/99.00 of $10.45)	$10.56
Redemption proceeds per share (99.00/100 of $10.45)	$10.35
Institutional Shares:
Net asset value per share ($13,182,325 ÷ 1,265,381 shares outstanding) $0.01 par value, 300,000,000 shares authorized	$10.42
Offering price per share	$10.42
Redemption proceeds per share	$10.42
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended March 31, 2020
Investment Income:
Interest			$11,002,388
Dividends			14,465
TOTAL INCOME			11,016,853
Expenses:
Investment adviser fee (Note 5)		$1,480,931
Administrative fee (Note 5)		261,116
Custodian fees		16,201
Transfer agent fees		198,661
Directors'/Trustees' fees (Note 5)		9,084
Auditing fees		30,200
Legal fees		9,836
Distribution services fee (Note 5)		88,730
Other service fees (Notes 2 and 5)		788,446
Portfolio accounting fees		123,637
Share registration costs		86,413
Printing and postage		29,963
Miscellaneous (Note 5)		35,449
TOTAL EXPENSES		3,158,667
Waiver and Reduction:
Waiver of investment adviser fee (Note 5)	$(362,534)
Reduction of custodian fees (Note 6)	(506)
TOTAL WAIVER AND REDUCTION		(363,040)
Net expenses			2,795,627
Net investment income			8,221,226
Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized gain on investments			1,122,907
Net realized gain on futures contracts			22,320
Net change in unrealized appreciation of investments			683,629
Net realized and unrealized gain (loss) on investments and futures contracts			1,828,856
Change in net assets resulting from operations			$10,050,082
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended March 31	2020	2019
Increase (Decrease) in Net Assets
Operations:
Net investment income	$8,221,226	$9,298,596
Net realized gain	1,145,227	1,867,992
Net change in unrealized appreciation/depreciation	683,629	2,600,974
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	10,050,082	13,767,562
Distributions to Shareholders:
Class A Shares	(8,483,157)	(9,373,379)
Class B Shares	(67,470)	(100,130)
Class C Shares	(207,748)	(278,189)
Class F Shares	(866,872)	(853,813)
Institutional Shares	(428,355)	(277,554)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(10,053,602)	(10,883,065)
Share Transactions:
Proceeds from sale of shares	43,199,043	39,708,304
Net asset value of shares issued to shareholders in payment of distributions declared	8,928,359	9,526,776
Cost of shares redeemed	(58,743,884)	(79,778,533)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(6,616,482)	(30,543,453)
Change in net assets	(6,620,002)	(27,658,956)
Net Assets:
Beginning of period	323,264,739	350,923,695
End of period	$316,644,737	$323,264,739
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2020
1. ORGANIZATION
Federated Municipal Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. Interest income from the Fund's investments normally will not be subject to the federal AMT for individuals, but may be subject to state and local taxes.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
Effective on or about June 29, 2020, the name of the Fund will change to Federated Hermes Municipal Bond Fund, Inc.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Directors (the “Directors”).
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Directors, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation Procedures
The Directors have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Directors have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Directors have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Directors. The Directors periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income.
Annual Shareholder Report

Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund waiver and reduction of $363,040 is disclosed in Note 5 and Note 6.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended March 31, 2020, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$688,912
Class B Shares	7,344
Class C Shares	22,234
Class F Shares	69,956
TOTAL	$788,446
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2020, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2020, tax years 2017 through 2020 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration, sector/asset class and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized
Annual Shareholder Report

gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange-traded and the exchange's clearing house, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
At March 31, 2020, the Fund had no outstanding futures contracts.
The average notional value of short futures contracts held by the Fund throughout the period was $148,379. This is based on amounts held as of each day throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Directors.
Additional information on restricted securities held at March 31, 2020 is as follows:
Security	Acquisition Date	Acquisition Cost	Market Value
Director of the State of Nevada Department of Business and Industry (Doral Academy of Nevada CS), Charter School Revenue Bonds (Series 2017A), 5.000%, 7/15/2047	8/31/2017	$310,296	$291,855
Metropolitan Transportation Authority, NY (MTA Transportation Revenue), Trust Receipts/Certificates (Series 2019-FG0227) MUNINVs, (Assured Guaranty Municipal Corp. INS), 1.667%, 11/15/2046	2/12/2019	$3,124,724	$3,231,000
Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226A) MUNINVs, 1.678%, 1/1/2046	2/1/2019	$1,973,264	$2,216,156
Seattle, WA Municipal Light & Power, Trust Receipts/Certificates (Series 2019-FG0226B) MUNINVs, 1.677%, 1/1/2047	2/1/2019	$1,765,807	$1,981,358
Tuscaloosa County, AL IDA (Hunt Refining Co.), Gulf Opportunity Zone Refunding Bonds (Series 2019A), 5.250%, 5/1/2044	4/17/2019	$395,000	$379,836
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures Contracts
Interest rate contracts	$22,320
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. CAPITAL STOCK
The following tables summarize capital stock activity:
Year Ended March 31	2020		2019
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,591,278	$16,951,621	2,084,478	$21,340,545
Shares issued to shareholders in payment of distributions declared	691,521	7,395,964	787,831	8,080,712
Shares redeemed	(3,457,750)	(36,942,491)	(5,725,158)	(58,603,958)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,174,951)	$(12,594,906)	(2,852,849)	$(29,182,701)

Year Ended March 31	2020		2019
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	85	$913	2,405	$24,491
Shares issued to shareholders in payment of distributions declared	6,221	66,566	9,624	98,775
Shares redeemed	(120,961)	(1,294,492)	(121,588)	(1,247,442)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(114,655)	$(1,227,013)	(109,559)	$(1,124,176)

Year Ended March 31	2020		2019
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	371,963	$3,953,237	237,785	$2,425,545
Shares issued to shareholders in payment of distributions declared	17,165	183,677	22,465	230,681
Shares redeemed	(450,673)	(4,645,477)	(801,077)	(8,231,542)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(61,545)	$(508,563)	(540,827)	$(5,575,316)
Annual Shareholder Report

Year Ended March 31	2020		2019
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	675,118	$7,170,585	650,785	$6,636,339
Shares issued to shareholders in payment of distributions declared	79,899	854,183	81,827	839,062
Shares redeemed	(522,454)	(5,491,799)	(805,846)	(8,268,997)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	232,563	$2,532,969	(73,234)	$(793,596)

Year Ended March 31	2020		2019
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,406,111	$15,122,687	903,146	$9,281,311
Shares issued to shareholders in payment of distributions declared	40,016	427,969	27,099	277,546
Shares redeemed	(983,891)	(10,369,625)	(335,003)	(3,426,521)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	462,236	$5,181,031	595,242	$6,132,336
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(656,352)	$(6,616,482)	(2,981,227)	$(30,543,453)
4. FEDERAL TAX INFORMATION
The accounting treatment of certain items in accordance with income tax regulations may differ from the accounting treatment in accordance with GAAP which may result in permanent differences. In the case of the Fund, such differences primarily result from over distribution necessary to meet excise.
For the year ended March 31, 2020, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Total Distributable Earnings (Loss)
$(106,892)	$106,892
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2020 and 2019, was as follows:
	2020	2019
Tax-exempt income	$8,295,194	$9,280,501
Ordinary income	$396,433	$16,335
Long-term capital gains	$1,361,975	$1,586,229
Annual Shareholder Report

As of March 31, 2020, the components of distributable earnings on a tax-basis were as follows:
Distribution in excess of tax-exempt income	$(72,780)
Capital loss deferrals	$(214,399)
Net unrealized appreciation	$11,755,973
At March 31, 2020, the cost of investments for federal tax purposes was $301,546,898. The net unrealized appreciation of investments for federal tax purposes was $11,755,973. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,153,716 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,397,743.
Under current tax rules, capital losses on securities transactions realized after October 31 may be deferred, in whole or in part, and treated as occurring on the first day of the following fiscal year. As of March 31, 2020, for federal income tax purposes, post-October losses of $214,399 were deferred to April 1, 2020.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to: (a) 0.30% of the Fund's average daily net assets; and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2020, the Adviser voluntarily waived $362,534 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2020, the annualized fee paid to FAS was 0.079% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Annual Shareholder Report

Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended March 31, 2020, distribution services fees for the Fund were as follows:
Distribution Services Fees Incurred
Class B Shares	$22,028
Class C Shares	66,702
TOTAL	$88,730
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended March 31, 2020, FSC retained $33,002 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended March 31, 2020, FSC retained $10,180 and $433 in sales charges from the sale of Class A Shares and Class F Shares, respectively. FSC also retained $426, $142, $1,178 and $15,334 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended March 31, 2020, FSSC received $208,625 of the other service fees disclosed in Note 2.
Interfund Transactions
During the year ended March 31, 2020, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $62,215,000 and $61,975,000, respectively.
Annual Shareholder Report

Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.83%, 1.58%, 1.58%, 0.83% and 0.58% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) June 1, 2021; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Directors.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Directors of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. EXPENSE REDUCTION
Through arrangements with the Fund's custodian, net credits realized as a result of uninvested cash balances were used to reduce custody expenses. For the year ended March 31, 2020, the Fund's expenses were reduced by $506 under these arrangements.
7. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2020, were as follows:
Purchases	$28,466,760
Sales	$37,041,529
8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also
Annual Shareholder Report

requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of March 31, 2020, the Fund had no outstanding loans. During the year ended March 31, 2020, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of March 31, 2020, there were no outstanding loans. During the year ended March 31, 2020, the program was not utilized.
10. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Funds' investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund's performance.
11. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended March 31, 2020, 100% of distributions from net investment income is exempt from federal income tax other than the federal AMT.
For the year ended March 31, 2020, the amount of long-term capital gains designated by the Fund was $1,361,976.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FEDERATED MUNICIPAL BOND FUND, INC.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Municipal Bond Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2020, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Annual Shareholder Report

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
May 22, 2020

Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 10/1/2019	Ending Account Value 3/31/2020	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$990.50	$4.13
Class B Shares	$1,000	$1,013.20	$7.85
Class C Shares	$1,000	$987.80	$7.85
Class F Shares	$1,000	$990.50	$4.13
Institutional Shares	$1,000	$988.90	$2.88
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.85	$4.19
Class B Shares	$1,000	$1,017.10	$7.97
Class C Shares	$1,000	$1,017.10	$7.97
Class F Shares	$1,000	$1,020.85	$4.19
Institutional Shares	$1,000	$1,022.10	$2.93
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.83%
Class B Shares	1.58%
Class C Shares	1.58%
Class F Shares	0.83%
Institutional Shares	0.58%
Annual Shareholder Report

Board of Directors and Fund Officers
The Board of Directors is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2019, the Fund comprised one portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 135 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.
Interested DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Indefinite Term Began serving: December 1986	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas R. Donahue* Birth Date: October 20, 1958 Director Indefinite Term Began serving: May 2016	Principal Occupations: Director or Trustee of certain of the funds in the Federated Hermes Fund Family; Chief Financial Officer, Treasurer, Vice President and Assistant Secretary, Federated Hermes, Inc.; Chairman and Trustee, Federated Administrative Services; Chairman and Director, Federated Administrative Services, Inc.; Trustee and Treasurer, Federated Advisory Services Company; Director or Trustee and Treasurer, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, and Federated Investment Management Company; Director, MDTA LLC; Director, Executive Vice President and Assistant Secretary, Federated Securities Corp.; Director or Trustee and Chairman, Federated Services Company and Federated Shareholder Services Company; and Director and President, FII Holdings, Inc.
Previous Positions: Director, Federated Hermes, Inc.; Assistant Secretary, Federated Investment Management Company, Federated Global Investment Management Company and Passport Research, LTD; Treasurer, Passport Research, LTD; Executive Vice President, Federated Securities Corp.; and Treasurer, FII Holdings, Inc.
*	Family relationships and reasons for “interested” status: J. Christopher Donahue and Thomas R. Donahue are brothers. Both are “interested” due to their beneficial ownership of shares of Federated Hermes, Inc. and the positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT DIRECTORS Background
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Director Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama. Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.
Maureen Lally-Green Birth Date: July 5, 1949 Director Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court's Board of Continuing Judicial Education and the Supreme Court's Appellate Court Procedural Rules Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Indefinite Term Began serving: June 1999	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Thomas M. O'Neill Birth Date: June 14, 1951 Director Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Director Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Director Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated Hermes in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2010	Principal Occupations: Robert J. Ostrowski joined Federated Hermes in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes' taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Adviser in 2009 and served as a Senior Vice President of the Fund's Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2019
Federated Municipal Bond Fund, Inc. (the “Fund”)
At its meetings in May 2019, the Fund's Board of Directors (the “Board”), including a majority of those Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Directors”), reviewed and unanimously approved the continuation of the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
At the request of the Independent Directors, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2019 meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Directors. At the request of the Independent Directors, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer,” prior to the elimination of the Senior Officer position in December 2017.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the
Annual Shareholder Report

adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory contract generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Investment Management Company (the “Adviser”) and its affiliates (collectively, “Federated”) on matters relating to the funds advised by Federated (each, a “Federated Fund”). The Independent Directors were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contracts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Directors encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Directors without management present, senior management of the Adviser also met with the Independent Directors and their counsel to discuss the materials presented and such additional matters as the Independent Directors deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory contract included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due
Annual Shareholder Report

regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated Funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant Peer Group, but the Board noted the applicable waivers and reimbursements, and that the overall expense structure of the Fund remained competitive in the context of other factors considered by the Board.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated Funds (e.g., institutional separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risks in managing the Fund and other Federated Funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated Funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory contract.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, financial resources, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the investment research and company engagement capabilities of the Adviser and its affiliates. The Board also noted the compliance program of the
Annual Shareholder Report

Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory contract.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases there may be differences in the funds' objectives or investment management techniques, or the costs to implement the funds, even within the same Peer Group.
The Fund's performance fell below the median of the relevant Peer Group for the one-year, three-year and five-year periods covered by the CCO Fee Evaluation Report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory contract.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated Funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades. In addition, the Board considered the fact that, in order for a Federated Fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Fund investors
Annual Shareholder Report

and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. The Board considered Federated's previous reductions in contractual management fees to certain Federated Funds in response to the CCO's recommendations in the prior year's CCO Fee Evaluation Report.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated Fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. In this regard, the Board considered that Federated has made significant and long-term investments in areas that support all of the Federated Funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these investments (as well as any economies of scale, should they exist) were likely to be shared with the Federated Fund family as a whole. The Board noted that Federated's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed potential economies of scale to be shared with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated Fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be
Annual Shareholder Report

viewed to determine if there was an incentive to either not apply breakpoints, or to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory contract. The CCO also recognized that the Board's evaluation of the Federated Funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangement.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund's holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC's website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedInvestors.com.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Municipal Bond Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 313913105
CUSIP 313913204
CUSIP 313913303
CUSIP 313913402
CUSIP 313913600
8042830 (5/20)
© 2020 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $30,200

Fiscal year ended 2019 – $30,200

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2020 - $0

Fiscal year ended 2019 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2020 – 0%

Fiscal year ended 2019 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2020 - $179,917

Fiscal year ended 2019 - $998,225

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firm, Ernst & Young LLP (“EY”), has the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In its required communications to the Audit Committee of the registrant’s Board, EY informed the Audit Committee that EY and/or covered person professionals within EY maintain lending relationships with certain owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Hermes, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Hermes Fund Complex”).

EY informed the Audit Committee that EY believes that these lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On June 18, 2019, the SEC adopted amendments (effective October 3, 2019) to the Loan Rule, which, refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Hermes Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Municipal Bond Fund, Inc.

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 22, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date May 22, 2020

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 22, 2020